UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 Tampa Rd, Suite 1117, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280
N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A
	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

On June 10, 2019, Better Choice Company Inc. (the “Company”) entered into a First Amendment to Registration Rights Agreement (the “Registration Rights Agreement Amendment”) with the stockholders signatory thereto, which amends the Registration Rights Agreement, dated as of May 6, 2019, by and among the Company and the stockholders named therein (the “Private Placement Investors”), entered into in connection with the previously announced private placement of shares of the Company’s commons stock and warrants to purchase common stock (the “Original Registration Rights Agreement”).  Pursuant to the terms of the Original Registration Rights Agreement, the Company, among other things, granted certain registration rights to the Private Placement Investors.  The Registration Rights Agreement Amendment extends the deadline by which the Company must file with the Securities and Exchange Commission (“SEC”) a Registration Statement covering the resale of the shares of the Company’s common stock purchased in the private placement, including the shares issuable upon exercise of the warrants to purchase common stock, by 42 days from July 5, 2019 to August 16, 2019, and extends the applicable deadline for seeking to have such Registration Statement declared effective by the SEC by the same amount.

The foregoing description of certain terms contained in the Registration Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to: (i) the copy of the Form of the Registration Rights Agreement Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, and (ii) the copy of the Form of the Original Registration Rights Agreement filed as Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on April 30, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to Registration Rights Agreement, dated June 10, 2019, by and among the Company and the stockholders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: June 13, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Chief Executive Officer